UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                                  June 3, 2003
                Date of Report (date of earliest event reported)

                               ACTUATE CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                   0-24607                 94-3193197

(State or other jurisdiction       (Commission            (I.R.S. Employer
     of incorporation)             File Number)         Identification No.)


          701 Gateway Boulevard, South San Francisco, California 94080 (Address of principal executive offices, including zip code)

                                 (650) 837-2000
              (Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure

This Form 8-K is being furnished to report that on June 3, 2003, Actuate issued a press release regarding its intention to request a hearing to review the Nasdaq Staff Determination of noncompliance with Marketplace Rule 4310(c)(14). A copy of the press release is attached as Exhibit 99.1 hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   ACTUATE CORPORATION
                                      (Registrant)

Date: June 3, 2003
                      /s/    DANIEL A. GAUDREAU
                      -------------------------
                      Daniel A. Gaudreau
                      Senior Vice President, Finance and Administration and Chief Financial Officer

                                INDEX TO EXHIBITS


99.1                   Press Release dated June 3, 2003.